EXHIBIT 99.2

EXECUTION COPY

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Forbearance Agreement”) is entered into as of January 23, 2003, by and among NATIONAL EQUIPMENT SERVICES, INC., a Delaware corporation (the “Borrower”), each of the parties identified as a Subsidiary Guarantor on the signature pages hereto (the “Subsidiary Guarantors”), each of the financial institutions identified as a Lender on the signature pages hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as agent for the Lenders (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement (hereinafter defined).

RECITALS

A.            The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are party to that certain Amended and Restated Credit Agreement dated as of August 6, 1999, as amended, supplemented or otherwise modified to date (the “Credit Agreement”).

B.            The Borrower has defaulted under Section 7.1(d) of the Credit Agreement by failing to timely deliver the Borrowing Base report for the period ending December 31, 2002, within five Business Days after it was due on January 15, 2003, and the Borrower will default under Section 7.1(d) of the Credit Agreement by failing to timely deliver the Borrowing Base report for the period ending January 31, 2003, within five Business Days after it is due on February 15, 2003 (collectively, the “7.1(d) Default”).

C.            The Borrower previously defaulted by representing that the annual financial statements delivered for fiscal years 1999 and 2000 and various quarterly financial statements delivered for fiscal quarters for years 1999, 2000 and portions of 2001 complied with Section 6.1 of the Credit Agreement (provided, however, that the Borrower subsequently has delivered restated annual financial statements for fiscal years 1999 and 2000 that it represents do comply with said Section 6.1) (the “6.1 Default”).

D.            The Borrower has defaulted under Section 6.21 of the Credit Agreement by delivering Borrowing Base Certificates for the periods ending October 31, 2002, and November 30, 2002, which erroneously included as Rental Equipment in the Borrowing Base items that were not Rental Equipment (the “6.21 Default”).

E.             The Borrower has defaulted under Section 7.10(b) of the Credit Agreement by delivering an Equipment Appraisal of the Orderly Liquidation Value of Rental Equipment which erroneously included items other than Rental Equipment (the “7.01(b) Default”).

F.             Based upon the Borrower’s internal financial statements and the Borrower’s Notice to the Agent under Section 7.1(i) of the Credit Agreement dated February 3, 2003, the following Events of Default also have occurred under Section 7.11 of the Credit Agreement (collectively, the “Financial Covenant Defaults”):

(i)            failing to maintain the required Interest Coverage Ratio required by Section 7.11(a) for the quarter ending December 31, 2002;

(ii)           exceeding the maximum Total Debt Leverage Ratio in violation of Section 7.11(b) for the quarter ending December 31, 2002;

(iii)          exceeding the maximum Senior Debt Leverage Ratio in violation of Section 7.11(c) for the quarter ending December 31, 2002;

(iv)          failing to maintain the required Consolidated Net Worth required by Section 7.11(d) for the quarter ending December 31, 2002;

(v)           failing to maintain the required Fixed Charge Coverage Ratio required by Section 7.11(e) for the quarter ending December 31, 2002; and

(vi)          failing to maintain the required Interest-Expense Coverage Ratio required by Section 7.11(f) for the quarter ending December 31,2002.

G.            The Borrower has defaulted under Section 8.15 of the Credit Agreement by failing to execute and deliver a Blocked Account Agreement or other similar agreement satisfactory to the Agent as required therein for all deposit and other accounts of the Consolidated Parties (the “8.15 Default”).

H.            The above-referenced 7.1(d) Default, 6.1 Default, 6.21 Default, 7.10(b) Default, 8.15 Default and Financial Covenant Defaults have resulted in corresponding defaults by the Borrower under Section 5.2(b), Section 5.2(d), Section 5.2(f), Section 6.6, Section 7.3, Section 7.8 and the last sentence of Section 5.2 of the Credit Agreement (collectively, the “Resulting Defaults”).

I               The Borrower defaulted under sections 9,10,19 and 20 of the Post Closing Agreement dated December 31, 2001 (the “Post Closing Agreement”) and subsequently remedied these defaults, and the Borrower also has defaulted under sections 3,14, and 16 of the Post Closing Agreement, which defaults have not been fully remedied as of the date of this Forbearance Agreement (collectively, the “PCA Defaults”).

J.             Collectively, the 7.1(d) Default, the 6.1 Default, the 6.21 Default, the 7.10(b) Default, the 8.15 Default, the Financial Covenant Defaults, the Resulting Defaults and the PCA Defaults are referred to herein as the “Acknowledged Events of Default.”

K.            As a result of the Borrower’s failure to maintain Availability equal to or greater than $10,000,000 under Section 7.17 of the Credit Agreement, the Agent is required to issue certain instructions for the daily sweep of funds into the Wachovia Account, and such instructions constitute a Cash Management Event under Section 3.16 of the Credit Agreement.

L              The Credit Parties have requested that the Agent and the Lenders forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until March 14, 2003 (the “Forbearance Termination Date”).  The Credit Parties also have requested that the Agent forbear from issuing instructions under Section 7.17 of the Credit Agreement until the Forbearance Termination Date.

M            The Agent and the Lenders have agreed to such forbearance, but only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Estoppel and Acknowledgments.  As of January 23, 2003, the outstanding principal balance of Revolving Loans was no less than $416,855,889.32, the outstanding amount of LOC Obligations was no less than $9,216,000.00, and the outstanding principal balance of Term Loans was no less than $70,000,000.00, which amounts constitute valid and subsisting obligations of the Credit Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Credit Parties acknowledge and affirm their obligations under the Credit Agreement.  The Credit Parties also acknowledge that: (a) as a result of the Acknowledged Events of Default and pursuant to Section 5.2 of the Credit Agreement, the Lenders have no further obligation to extend credit under the Credit Agreement; (b) as a result of the Acknowledged Events of Default and pursuant to Section 3.1 of the Credit Agreement, interest is accruing on the Loans at the Default Rate from and after January 23, 2003; and (c) the Agent has communicated to the Credit Parties its present intention to issue instructions under Section 7.17 of the Credit Agreement promptly upon the occurrence of a Forbearance Termination Event.

2.             Agent’s Acknowledgment of Notice Under Section 7.1(i).   The Agent  acknowledges that the Credit Parties have provided the Agent written notice of the Acknowledged Events of Default sufficient to satisfy the requirements of Section 7.1(i) of the Credit Agreement.

3.             Forbearance and Forbearance Termination Event.  Subject to the terms and conditions set forth herein and until the occurrence of a Forbearance Termination Event, the Lenders will forbear from exercising their rights and remedies arising as a result of the Acknowledged Events of Default and will forbear from issuing instructions under Section 7.17 of the Credit Agreement.  The term “Forbearance Termination Event” means the date of the earliest to occur of: (a) any Event of Default under the Credit Agreement or any other Credit Document other than the Acknowledged Events of Default, (b) a breach by any Credit Party of any term of this Forbearance Agreement, and (c) the Forbearance Termination Date.  Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Agent or the Lenders to forbear from the exercise of any of the rights and remedies available to the Agent and/or the Lenders under the Credit Agreement and the other Credit Documents (all of which rights and remedies are hereby expressly reserved by the Agent and the Lenders) upon and after the occurrence of a Forbearance Termination Event.  Notwithstanding any other provision of this Forbearance Agreement to the contrary, the Agent will proceed with preparations to implement a

Cash Management Event, and the Credit Parties will cooperate fully with the Agent in making those preparations.

4.             Borrower’s Deliveries to Agent.  The Borrower shall deliver to the Agent each of the following by each of the specified deadlines:

(a)           As soon as possible and in any event no later than 5:00 p.m. on Thursday, February 13, 2003, the Borrower shall deliver to the Agent a list of all of the checking, saving or other accounts (the “Listed Accounts”) of any Consolidated Party at any bank or other financial institution, or any other account where money is or may be deposited or maintained, certified by the chief financial officer of the Borrower to be true and correct as of the date thereof.

(b)           As soon as possible and in any event no later than 5:00 p.m. on Friday, February 14, 2003, the Borrower shall deliver to the Agent a listing, reasonably complete to the best of the Borrower’s knowledge, of all titled vehicles owned by the Credit Parties not constituting Rental Equipment.

(c)           As soon as possible and in any event no later than 5:00 p.m. on Friday, February 14, 2003, the Borrower shall use its reasonable best efforts to deliver to the Agent (i) blocked account agreements covering each of the Listed Accounts (other than the Excluded Accounts (hereinafter defined)) in form and substance satisfactory to the Agent or (ii) evidence satisfactory to the Agent that any Listed Account (other than the Excluded Accounts) not covered by such a blocked account agreement shall have been closed.  For the purposes of this paragraph, “Excluded Accounts” shall mean Listed Accounts (i) used for petty cash which at all times individually have a balance less than $2,000 and in the aggregate have a balance of no greater than $25,000 or (ii) used solely for distributions for payroll of employees of the Consolidated Parties.

(d)           As soon as possible and in any event no later than 5:00 p.m. on Friday, February 14, 2003, the Borrower shall deliver to the Agent an officer’s certificate confirming that (i) the Borrower authorized the Agent to terminate those financing statements more specifically identified on Schedule D to the Post Closing Agreement dated as of December 31, 2001, and (ii) the indebtedness or obligations relating to those financing statements has been repaid or terminated or otherwise no longer exists.

(e)           Commencing on Thursday, February 13 2003, and continuing on each successive Thursday thereafter, through and including March 6, 2003, the Borrower shall deliver to the Agent rolling, 13-week projections of the Borrower’s weekly cash flow from operations, with each successive report to include the addition of projections for each successive 13th week, in the form attached as Exhibit 4(e).  Commencing on Thursday, February 20 2003, and continuing on each successive Thursday thereafter, through and including March 6, 2003, the Borrower shall deliver to the Agent a reconciliation report for the Borrower’s weekly operations concluding on the previous Friday, setting forth a comparison of the Borrower’s projected cash flow from operations for that week against the actual cash flow from operations for that week.

(f)            On Thursday, March 6, 2003, the Borrower shall deliver to the Agent updated and restated projections of the Borrower’s projected weekly cash flow for the prospective 13-week period from the week commencing on March 9, 2003, through and including the week ending on June 7, 2003.

(g)           As soon as possible and in any event no later than 5:00 p.m. on Monday, February 24, 2003, the Borrower shall deliver to the Agent the Borrowing Base Certificate for the period ending January 31, 2003.

5.             Compliance with Borrowing Base, Etc.  After giving effect to Amendment No. 8 (execution and delivery of which is a condition to the effectiveness of this Forbearance Agreement), the sum of the Revolving Obligations and outstanding Term Loan shall not exceed the Borrowing Base at any time following the date hereof.  “Amendment No. 8” means that certain Amendment No. 8 to Amended and Restated Credit Agreement, dated as of December 31, 2003, by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Agent.

6.             Limited Consent to Extension of Eurodollar Loans.  Pursuant to Section 3.2 of the Credit Agreement, the Required Lenders consent to the Borrower’s extension of the existing Eurodollar Loan in the amount of $20,000,000 maturing on February 28, 2003 as a Eurodollar Loan with an Interest Period of one month.

7.             Excess Cash.

(a)           Pursuant to Section 8.15 of the Credit Agreement, no cash of the Credit Parties shall be held in any account which is not subject to a Blocked Account Agreement, except as approved by the Agent.  In the ordinary course, all cash in any such account shall be promptly transferred to and maintained in the National Cash Concentration Account with Bank One, N.A., Account Number: 18124631.

(b)           At any time that such cash (net of outstanding checks) exceeds $12,000,000 for a period of three consecutive Business Days, the Borrower shall pay to the Agent on the first Business Day immediately following such third consecutive Business Day an amount equal to the average amount by which such cash exceeded $12,000,000 over the course of such three Business Day period (the “Excess Cash Funds”).  The Agent shall apply such Excess Cash Funds to the pro rata payment of (i) the Revolving Loans which shall cause a corresponding, permanent reduction in the Revolving Committed Amount and (ii) the Term Loans, in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities; provided, however, that the Agent shall hold each payment of Excess Cash Funds in an overnight, interest bearing sweep account as additional security for the Loans until such time as the Agent is able to apply such Excess Cash Funds without causing the Borrower to incur any Eurodollar Loan breakage fee.

8.             Agent’s Counsel’s Employment of Consultant.  The Agent’s counsel is engaging Alvarez & Marsal, Inc. (“A&M”), to serve as a consultant and financial advisor with regard to analyzing and examining various aspects of the Credit Parties’ business.  The Credit Parties will provide A&M reasonable access to all business records and appropriate personnel (including the Credit Parties’ accountants, auditors, consultants and financial advisors, and including FTI Consulting, Inc. (“FTI”), the consultant engaged by the Borrower’s counsel) to facilitate A&M’s review and analysis.  The Borrower will pay all reasonable fees and expenses of A&M when due.  From time to time, as reasonably requested by the Agent, the Borrower will make available to the Agent, the Lenders and/or A&M appropriate representatives of FTI to review and discuss with the Agent, the Lenders and/or A&M the analyses, findings, recommendations and reports of FTI.

9.             Inspections and Appraisals of Credit Parties’ Assets By Agent.  The Credit Parties will cooperate with the Agent’s inspection and appraisal of the Credit Parties’ assets, including but not limited to the real estate assets (at the Borrower’s expense).  This cooperation includes, but is not limited to, allowing the Agent (or its representatives, agents, employees or independent contractors) reasonable access to the Credit Parties’ assets and their books and records during normal business hours, or at such other times as may be mutually agreed between the Agent and the Borrower.

10.           Borrower’s Meeting with Lenders.  No later than March 6, 2003, the Borrower and FTI shall meet with the Agent, the Lenders and A&M and shall present to the Agent, the Lenders and A&M a comprehensive report of the Borrower’s financial condition, including actual 2002 results and actual 2003 results to date versus plan; the Borrower’s business plan for fiscal year 2003 and its five-year business plan through 2008; a framework for a potential investment, funding or restructure plan for the Borrower and its subsidiaries and the timetable outlining the next steps to complete such plan; a summary of discussions to date with holders of the Borrower’s Capital Stock; and a summary of discussions to date, if any, with holders of the Borrower’s Senior Subordinated Notes.

11.           Forbearance Fee. Upon execution and delivery of this Forbearance Agreement, Borrower will pay Agent, for the benefit of the Lenders, a forbearance fee (the “Forbearance Fee”) in an amount equal to 0.125% multiplied by the sum of (a) the aggregate Revolving Commitments as of the date hereof plus (b) the aggregate principal amount of the Term Loans outstanding as of the date hereof for the account of each Lender pro rata according to such Lender’s aggregate Revolving commitment and outstanding Term Loans as of the date hereof; provided, however, that such fee shall be payable only to those Lenders that shall have returned executed signature pages to this Forbearance Agreement no later than 5:00 pm., EST, on Wednesday, February 26, 2003, as directed by the Agent.

12.           Conditions Precedent. As conditions precedent to the effectiveness of this Forbearance Agreement, the Agent shall have received (a) original, duly executed counterparts of this Forbearance Agreement and Amendment No. 8 duly executed by the Borrower, the Subsidiary Guarantors and the Required Lenders, and (b) payment from the Borrower of the Forbearance Fee.

13.           Release. The Credit Parties each hereby release the Agent, the Lenders, and the Agent’s and the Lenders’ respective directors, officers, employees, representatives, agents, counsel and advisors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

14.           Expenses. Upon demand therefor pursuant to Section 11.5 of the Credit Agreement, the Credit Parties shall pay all costs and expenses of the Agent, including but not limited to funds reasonably requested by the Agent to fund initially and to replenish periodically retainers for its counsel and advisors.

15.           Credit Parties’ Representations. The Credit Parties hereby represent and warrant as follows:

(a) The Credit Parties have taken all necessary action to authorize the execution, delivery and performance of this Forbearance Agreement.

(b) This Forbearance Agreement has been duly executed and delivered by the Credit Parties and constitutes the Credit Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditor’s rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Credit Parties of this Forbearance Agreement.

16.           Counterparts. This Forbearance Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Forbearance Agreement by telecopy shall by effective as an original and shall constitute a representation that an executed original shall be delivered.

17.          GOVERNING LAW. THIS FORBEARANCE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto has caused a counterpart of this Forbearance Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	NATIONAL EQUIPMENT SERVICES, INC.

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

SUBSIDIARY GUARANTORS:	NES EQUIPMENT SERVICES CORPORATION

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

REBEL STUDIO RENTALS, INC.

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

NES SHORING ACQUISITION, INC.

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

NES MANAGEMENT SERVICE CORPORATION

	By:	/s/ Michael D Milligan
	Name:	Michael D Milligan
	Title:	SVP and CFO

NES PARTNERS, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES COMPANIES, L.P.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

FALCONITE REBUILD CENTER, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES INDIANA PARTNERS, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES EQUIPMENT RENTAL, L.P.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES TRAFFIC SAFETY, L.P.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

NES EQUIPMENT SERVICES, INC.

By:	/s/ Michael D Milligan
Name:	Michael D Milligan
Title:	SVP and CFO

AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as Agent and as a Lender

	By:	/s/ Eric Butler
	Name:	Eric Butler
	Title:	Managing Director

COMERICA BANK, as a Lender

By:	/s/ Jeffery E. Peck
Name:	Jeffery E. Peck
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ John F. Bohan
Name:	JOHN F. BOHAN
Title:	VP

BANK ONE, NA, as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Vice President

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Visconti
Name:	THOMAS VISCONTI
Title:	VICE PRESIDENT

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender

By:	/s/ Jason Deegan
Name:	Jason Deegan
Title:	AVP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sherry Winick
Name:	SHERRY WINICK
Title:	VICE PRESIDENT

COMPASS BANK, as a Lender

By:	/s/ Clay Vandiver
Name:	Clay Vandiver
Title:	Vice President

FLEET NATIONAL BANK, as a Lender

By:	Kevin O'Keefe
Name:	Kevin O'Keefe
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Margaret P Heger
Name:	MARGARET P HEGER
Title:	FIRST VICE PRESIDENT

KEY CORPORATE CAPITAL INC., as a Lender

By:	/s/ Bruce F. Sowalskie
Name:	Bruce F Sowalskie
Title:	Vice President

THE PROVIDENT BANK, as a Lender

By:	/s/ Nick Jevic
Name:	Nick Jevic
Title:	Senior Vice President

HARRIS TRUST AND SAVINGS BANK, as a Lender

By:	/s/ Steve Spott
Name:	Steve Spott
Title:	V.P.

CITIZENS BUSINESS CREDIT CORPORATION, a Division of Citizens Leasing Corporation, as a Lender

By:	/s/ Steven C. Petrarca
Name:	Steven C. Petrarca
Title:	VICE PRESIDENT

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	/s/ John Fry
Name:	JOHN FRY
Title:	VICE PRESIDENT
ERSTE BANK NEW YORK BRANCH

By:	/s/ Lynne McCarthy
Name:	Lynne McCarthy
Title:	Vice President
Erste Bank New York Branch

MIZUHO CORPORATE BANK, LTD. (formerly The Fuji Bank, Limited), as a Lender

By:	/s/ Yuiz Tanaka
Name:	YUIZ TANAKA
Title:	Senior Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Andrew Pernsteiner
Name:	Andrew Pernsteiner
Title:	ACCOUNT OFFICER

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ W. Jerome Mcdermott
Name:	W. JEROME McDERMOTT
Title:	DULY AUTHORIZED SIGNATORY

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ J. Scott Jessup
Name:	J. Scott Jessup
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Tammy M. Foshee
Name:	Tammy M. Foshee
Title:	Assistant Vice President

WASHINGTON MUTUAL BANK (formerly Dime Commercial Corp.), as a Lender

By:	/s/ Deborah Saffie
Name:	Deborah Saffie
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC, successor by merger with GMAC Commercial Credit LLC, as a Lender

By:	STANLEY M. GURALNICK
Name:	STANLEY M. GURALNICK
Title:	Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, as a Lender

By:	/s/ Diane J. Exter
Name:	DIANE J. EXTER
Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

SANKATY HIGH YIELD PARTNERS III, L.P.,
as a Lender

By:	/s/ Diane J. Exter
Name:	DIANE J. EXTER
Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER